SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: JANUARY 19, 2006
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                        1-16725                     42-1520346
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
   of incorporation)                                     Identification Number)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE


As of December 31, 2005, the assets under management by asset manager were $144.5* billion for Principal Global Investors and $14.5 billion for Principal International.

*AUM includes $262.6 million of amounts funded by Principal Life Insurance Company or third party investors for structured credit transactions. These structures have $10.9 billion of underlying credit exposure that is managed by Principal Global Investors. Separately, Principal Global Investors services $7.5 billion of commercial mortgages that it has previously securitized, which are not included in AUM.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:      /S/ THOMAS J. GRAF
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                                    Name:    Thomas J. Graf
                                    Title:   Senior Vice President - Investor
                                             Relations

Date:    January 19, 2006